UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2006 (November 9, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On November 9, 2006, Seneca Gaming Corporation, Seneca Erie Gaming Corporation and the Seneca Nation of Indians entered into an agreement with the City of Buffalo, New York, for the purchase of a two-block section of Fulton Street in the City of Buffalo for a purchase price of approximately $631,000.  In addition to the Fulton Street purchase, Seneca Gaming Corporation further agreed, among other matters, to invest an aggregate of at least $125 million on the proposed permanent casino to be located on the Seneca Buffalo Creek Territory, to expend approximately $5 million to $7 million on agreed-upon infrastructure improvements to City-owned streets and rights of way in the vicinity of the Seneca Buffalo Creek Territory, and to expend at least $1.7 million annually to market the permanent Seneca Buffalo Creek Casino outside of the Western New York region. In addition to the sale of the Fulton Street parcel, the City of Buffalo, among other matters, agreed to devote, for purposes of stimulating business and economic development in the Inner Harbor Area of Buffalo, fifteen percent of the first eight and one half annual host community revenue share payments received by the City from the State of New York after the opening of all elements of the permanent Seneca Buffalo Creek Casino.  A copy of the agreement is attached to this Current Report as Exhibit 10.1.  The agreement is incorporated herein by reference and the foregoing description of the agreement is qualified in its entirety by reference to such Exhibit.

On November 9, 2006, Seneca Gaming Corporation issued a press release announcing that the Council of the Seneca Nation of Indians approved the agreement with the City of Buffalo, New York, for the purchase of the Fulton Street parcel described above.   A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           Agreement between the City of Buffalo, New York, Seneca Gaming Corporation, Seneca Erie Gaming Corporation and the Seneca Nation of Indians, effective November 9, 2006.

99.1         Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: November 14, 2006		/s/ BARRY W. BRANDON
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.
*10.1	Agreement between the City of Buffalo, New York, Seneca Gaming Corporation, Seneca Erie Gaming Corporation and the Seneca Nation of Indians, effective November 9, 2006

*99.1	Press release

*                    Filed herewith